UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Denny’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Denny’s Corporation

203 East Main Street Spartanburg, SC 29319

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on May 18, 2011

Dear Stockholder,

The 2011 Annual Meeting of Stockholders of Denny’s Corporation will be held at the Spartanburg Marriott at Renaissance Park, 299 North Church Street, Spartanburg, South Carolina 29306, on May 18, 2011, at 9:00 AM (Eastern Time).

Proposals to be considered at the Annual Meeting:

(1)	to elect ten directors to serve until the 2012 annual meeting of stockholders of the Company.

(2) to ratify the selection of KPMG, LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries for the year ending December 28, 2011.

(3)	an advisory vote on the compensation of the Company’s named executive officers.
(4)	an advisory vote on the frequency of the stockholder vote on executive compensation.
(5)	to transact such other business as may properly come before the meeting.

Management recommends a vote (i) in favor of the ten (10) nominees to the Board of Directors, (ii) in favor of the selection of KPMG LLP as the independent registered public accounting firm of Denny’s Corporation and its subsidiaries (collectively, the “Company”) for the year ending December 28, 2011, (iii) in favor of the executive compensation of the Company, as described in the proxy statement, and (iv) in favor of an advisory vote on the Company’s executive compensation every year.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com

Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at: ACCOUNT NUMBER:

http://www.cstproxy.com/dennys/2011

*For directions to the meeting, go to: www.spartanburgmarriott.com

Denny’s Corporation

203 East Main Street, Spartanburg, SC 29319

Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On May 18, 2011

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 9, 2011 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/dennys/2011 the Company’s Annual Report for the year ending December 29, 2010. the Company’s 2011 Proxy Statement (including all attachments thereto) the Proxy Card.

any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or By logging on to http://www.cstproxy.com/dennys/2011

or By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.